UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2025 (May 9, 2025)

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue
New York,	New York	10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
0.300% Notes due 2029	CL29	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)     The Company’s Annual Meeting of Stockholders was held on May 9, 2025. The matters voted on and the results of the vote were as follows.

(b)    The Company’s stockholders voted on the matters set forth below.

1.    John P. Bilbrey, John T. Cahill, Steven A. Cahillane, Lisa M. Edwards, C. Martin Harris, Martina Hund-Mejean, Kimberly A. Nelson, Brian O. Newman, Lorrie M. Norrington, and Noel Wallace were elected directors of the Company. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John P. Bilbrey	604,681,989	30,398,427	1,204,419	64,013,603
John T. Cahill	589,975,262	44,185,616	2,123,957	64,013,603
Steven A. Cahillane	619,121,603	15,950,178	1,213,054	64,013,603
Lisa M. Edwards	626,036,082	9,004,156	1,244,597	64,013,603
C. Martin Harris	607,952,115	27,014,962	1,317,758	64,013,603
Martina Hund-Mejean	625,272,857	9,697,068	1,314,910	64,013,603
Kimberly A. Nelson	619,761,743	14,921,381	1,601,711	64,013,603
Brian O. Newman	624,342,856	10,647,413	1,294,566	64,013,603
Lorrie M. Norrington	619,604,587	15,112,771	1,567,477	64,013,603
Noel Wallace	580,913,197	45,080,956	10,290,682	64,013,603

2.    The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
643,171,560	55,599,659	1,527,219	0

3.    A non-binding advisory vote on the Company’s executive compensation was approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
581,596,525	50,723,148	3,965,162	64,013,603

4.    A stockholder proposal entitled “Support an independent Board Chairman” was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
188,316,645	445,698,559	2,269,631	64,013,603

5.    A stockholder proposal entitled “Revisit plastic packaging policies” was not approved. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,504,343	612,362,193	5,418,299	64,013,603

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: May 14, 2025	By: /s/ Jennifer M. Daniels
Name: Jennifer M. Daniels
Title: Chief Legal Officer and Secretary